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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 2)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            May 21, 2002
                                                 -------------------------------


                              CSS Industries, Inc..
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-2661                  13-1920657
-----------------------------     ----------------       ----------------------
(State or Other Jurisdiction      (Commission File           (IRS Employer
     of Incorporation)                 Number)             Identification No.)


     1845 Walnut Street, Philadelphia, PA                 19103
---------------------------------------------   ---------------------------
    (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code        215-569-9900
                                                  ---------------------------



           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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Item 4.           Changes in Registrant's Certifying Accountant

         As previously disclosed in our Current Report on Form 8-K (the "Form 8-K") filed with the Securities and Exchange Commission on May 28, 2002, and Amendment No. 1 to the Form 8-K filed with the Commission on June 12, 2002, our Board of Directors, upon the recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as our independent public accountants. The dismissal was effective on June 11, 2002.

         This Amendment No. 2 to the Form 8-K is being filed to confirm that during our fiscal year ended December 31, 2000, our transition period of January 1, 2001 - March 31, 2001 and our fiscal year ended March 31, 2002 (the "Accounting Periods") and thereafter through June 11, 2002 (the date of Andersen's dismissal), there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements with respect to the Accounting Periods.

         We have provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.2 is a copy of Andersen's letter dated June 18, 2002 stating that it has found no basis for disagreement with such statements.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) EXHIBITS

16.2  Letter of Arthur Andersen LLP dated June 18, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CSS INDUSTRIES, INC.



                            By:   /s/ Clifford E. Pietrafitta
                                  --------------------------------------------
                                  Clifford E. Pietrafitta
                                  Vice President - Finance and
                                    Chief Financial Officer
                                  (Principal financial and accounting officer)

                            Date: June 19, 2002
                                  ------------------------------------



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                                  EXHIBIT INDEX

16.2  Letter of Arthur Andersen LLP dated June 18, 2002.